Provisions	12 Months Ended
Dec. 31, 2025
Notes and other explanatory information [abstract]
Provisions

Note 32. Provisions

As of December 31, 2025, a provision of SEK 12,332 thousand (2024: nil) was recorded related to estimated employer social security contributions on taxable equity-settled employee incentive schemes. During the period ended December 31, 2025, nil (2024: nil) has been utilized in the period as a result of exercises of taxable equity-settled share awards. The provision will be utilized once the share awards under the applicable scheme have been exercised. Refer to Note 27 Share-based payments for further details.